INVESTOR PRESENTATION First Quarter 2019 NASDAQ: XELB

SAFE HARBOR STATEMENT FORWARD LOOKING STATEMENTS Certain statements in this presentation, as well as certain oral statements made by management during the presentation, constitute “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995. These statements include, without limitation, statements expressed or implied regarding our plans and milestones, plans to fund our current activities, statements concerning our strategic relationships and activities, strategy, future operations and expansion, future financial position, future sales and revenues, projected costs, and market penetration. In some cases, forward-looking statements can be identified by terminology such as “may, “will”, “should”, “expects”, “seeks”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential”, “projects”, “continue”, “intends”, “could”, “opportunity”, or negative of such terms or other comparable terminology. These statements are based on our current expectations and assumptions and are not guarantees of future performance. You should not place undue reliance on our forward-looking statements, which are subject to a multitude of known and unknown risks and uncertainties that could cause actual results, future circumstance or events to differ materially from those stated in or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, the ability of our licensees to produce, market and sell quality products bearing our brand names, continued market acceptance of our brands and any future brands we acquire, our ability to service our significant debt obligations, our ability to raise capital for any future acquisitions, concentration of a substantial portion of our licensing revenue from a limited number licensees, our dependence on QVC, restrictions in our agreements with QVC and other licensees on our ability to sell products with certain retailers, our dependence on promotional services of our spokesperson, limitations on our ownership of the H Halston brands, impacts on our H Halston brands resulting from the operations of the related Halston brands by their owner, our ability to manage expected future growth, our ability to identify and acquire additional trademarks, competition for licensees, competition in our licensee’s markets, our ability to protect our intellectual property, our dependence on our CEO and other key executive officers, the success of our e- commerce strategy and other risks and uncertainties detailed from time to time in our public disclosure documents or other filings with the Securities and Exchange Commission. Additional risks and uncertainties relating to us and our business can be found in the “Risk Factors” section of our latest annual report on Form 10-K as well as in our other public filings. The forward- looking statements are made as of the date hereof, and we disclaim any intention and have no obligation or responsibility, except as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. NON-GAAP FINANCIAL MEASURES In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures in this presentation. Adjusted EBITDA is a non-GAAP unaudited measure, which we define as net income before stock-based compensation, interest and other financing costs, loss on extinguishment of debt, gain on the reduction of contingent obligations, non-recurring facility exit charges, goodwill impairment, income tax provision (benefit), other state and local franchise taxes, depreciation and amortization and net income or loss from discontinued operations. We use Adjusted EBITDA as a measure of operating performance to assist in comparing performance from period to period on a consistent basis and to identify business trends relating to Xcel’s results of operations. We believe Adjusted EBITDA is also useful because it provides supplemental information to assist investors in evaluating Xcel’s financial results. Adjusted EBITDA should not be considered in isolation or as an alternative to net income or any other measure of financial performance calculated and presented in accordance with GAAP. Given that Adjusted EBITDA is a financial measure not deemed to be in accordance with GAAP and is susceptible to varying calculations, our Adjusted EBITDA may not be comparable to similarly titled measures of other companies, including companies in our industry, because other companies may calculate Adjusted EBITDA in a different manner than we calculate this measure. In evaluating Adjusted EBITDA, you should be aware that in the future we may or may not incur expenses similar to some of the adjustments in this report. Our presentation of Adjusted EBITDA does not imply that our future results will be unaffected by these expenses or any unusual or non-recurring items. When evaluating our performance, you should consider Adjusted EBITDA alongside other financial performance measures, including our net income (loss) and other GAAP results, and 2 not rely on any single financial measure.

INDEX OVERVIEW Page 4 STRATEGY Page 8 BRANDS Page 14 PLATFORM Page 21 FINANCIALS Page 26 GROWTH Page 31 SUMMARY Page 35 3

OVERVIEW 4

XCEL BRANDS, INC. (NASDAQ:XELB) IS A CONSUMER PRODUCTS COMPANY ENGAGED IN THE DESIGN, PRODUCTION, LICENSING, MARKETING AND DIRECT-TO-CONSUMER SALES OF BRANDED APPAREL AND RELATED LIFESTYLE PRODUCTS SUCH AS FOOTWEAR, ACCESSORIES, JEWELRY, HOME GOODS, HEALTH & BEAUTY AND OTHER CONSUMER PRODUCTS; AS WELL AS THE ACQUISITION OF DYNAMIC CONSUMER LIFESTYLE BRANDS. 5 5

COMPANY SNAPSHOT

BUSINESS

- **2011** — Founded
- **5** — Owned Brands
- **$440MM** — Retail Sales of our Brands(1)

REVENUE & EBITDA

- **$37MM** — Revenues(2)
- **19%** — 6-Year Revenue CAGR(5)
- **$8.3MM** — Adjusted EBITDA(2)(4)

EQUITY

- **$1.70** — Share Price(3)
- **18.6MM** — Weighted Average Diluted Shares (2)
- **$31.6MM** — Market Cap(3)

STRONG BALANCE SHEET

- **$22MM** — Term Debt(2)(6)
- **$6.8MM** — Cash(2)
- **1.83x** — Leverage Ratio(2)(6)

(1) Estimated sales at retail for 2018 based on royalty reports, with retail sales estimated based on wholesale sales where applicable. Retail Sales do not represent Revenues to the Company. This amount supersedes previously reported data.
(2) Revenues and Adjusted EBITDA represent the 12 month period from April 1, 2018 to March 31, 2019. Weighted Average Diluted Shares, Term Debt, and Cash as of March 31, 2019.
(3) Share Price and Market Capitalization updated as of April 01, 2019
(4) Adjusted EBITDA is a non-GAAP unaudited term. For the definition of Adjusted EBITDA and a reconciliation to net income (loss), see the Company's Form 10-K filed with the Securities and Exchange Commission on April 01, 2019.
(5) Cumulative annual growth rate of Net Revenues from 2012 through 2018.
(6) Term Debt excludes $3.8MM in contingent obligations payable in equity. Leverage ratio based on Term Debt, net of Cash, divided by Adjusted EBITDA.

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HIGHLIGHTS ✓ Existing business with strong free cash flow ✓ Proven historical growth in revenues and EBITDA ✓ Fast-to-Market supply chain and state-of-the-art Integrated Technology platforms position Xcel at the forefront of the industry ✓ Diversified Omni-Channel Distribution ✓ Strong balance sheet and limited working capital needs minimize risk and allows for investments to drive future growth ✓ Senior Management Team and Board of Directors have significant experience in fashion, retail, and technology 7

STRATEGY 8

DISRUPTIVE FORCES ARE AFFECTING THE RETAIL INDUSTRY 1 PRICE INFORMATION Price transparency, showrooming 5 2 CROWDED E-COMMERCE MARKET Mall traffic is Over-distribution, rise decreasing of off-price 3 4 CUSTOMER FAST FASHION VOICE Customers demand Marketing changed, faster supply chains, customer wants input 52 Seasons and controls trend 9

CAUSING EXTREME HEADWINDS BONTON FILES FOR CHAPTER 11 BANKRUPTCY - Women’s Wear Daily, February 2018 THE 3 BIG PROBLEMS WITH OMNI CHANNEL RETAIL - Forbes, December 2018 LORD & TAYLOR TO CLOSE FLAGSHIP STORE AFTER SELLING TO WEWORK - Business Insider, June 2018 CHARLOTTE RUSSE FILES FOR BANKRUPTCY, CLOSES 94 STORES - Fortune, February 2019 68 BANKRUPTCIES IN THE RETAIL APOCALYPSE & WHY THEY FAILED 10 - CBI Insights, March 2019

BUT THERE ARE AND WILL BE WINNERS… WHY ZARA SUCCEEDS: IT FOCUSES ON PULLING PEOPLE ON, NOT PUSHING PRODUCT OUT - Forbes, April 2018 RETAIL SUCCESS HINGES ON USING TECHNOLOGY AND DATA — WITH A STRATEGY - Women’s Wear Daily, May 2018 HOW KOHL’S BECAME AND REMAINING RELEVANT - Forbes, October 2018 11

THE SOLUTION Give the customer what they want, when they want it, 1 at a price that they can confirm is fair Drive customer engagement with exclusive, 2 dynamic brands and media content Develop intelligently designed products by 3 leveraging technology (minimize fashion risk) Deliver superior product quality and margins to 4 retail partners and customers 12

XCEL BRANDS STRATEGY

DYNAMIC BRANDS

- Dynamic consumer brands including owned brands Isaac Mizrahi, H Halston, Judith Ripka, C. Wonder, and Highline Collective
- Designer spokespersons drive customer engagement through traditional and social media
- Exclusive rights granted to retail partners

MEDIA PARTNERSHIPS AND 360 MARKETING

- Media partnerships include QVC, TSC, Cjo, and Discovery Communications
- Brand partnerships including Revlon, Kleenex, Michael's, Delta Sky Clubs, Sesame Street, New Balance and Chevrolet drive awareness
- Spokespersons drive additional engagement through appearances
- Custom content created by in-house media and marketing team and distributed through traditional and social media

FAST-TO-MARKET DESIGN AND SOURCING MODEL

- Over 85 designers in NYC Design Studio provide turn-key data-driven design
- Proprietary fast-to-market (FTM) platform drives intelligent assortments with capability to respond and react to trends
- Vertical platform provides retailers with private label margins directly from designated factory partners and disintermediates the traditional wholesale vendor model

INTEGRATED TECHNOLOGY PLATFORM

- Investments in integrated technologies to advance design and sourcing processes
- Current technologies include 3D Design, Consumer Insight Testing, Trend Analytics, and Data Science
- Investments in new technologies with a focus on Artificial Intelligence, Machine Learning and Blockchain technologies for retail

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OUR BRANDS 14

OUR BRANDS 15

ISAAC MIZRAHI BRANDS

TIMELESS COSMOPOLITAN STYLE IS…
Wit, irreverence, happiness and fun.
Confidence, with a wink and a nod.
It's an infusion of bold color.
The unexpected and iconic elements of New York.

$2.5BB+	4x	200,000+
Lifetime Retail Sales	**CFDA Award Winner**	**Social Followers**

Recent Retail and Brand Partnerships:

- QVC
- Lord & Taylor
- Hudson's Bay
- Macy's
- Bed Bath & Beyond

- Exclusive Revlon Collaboration (2018)
- Exclusive New Balance Collaboration (Spring 2019)
- Exclusive Designer Collaboration for Sesame Street 50th Anniversary (2019)
- Exclusive Capsule Collection for Target's 20 Years of Collaborations (2019)








ISAAC MIZRAHI, Chief Designer

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JUDITH RIPKA BRANDS



WHEN A WOMAN IS WEARING MY JEWELRY, I WANT HER TO FEEL AS IF SHE IS WRAPPED IN ONE OF LIFE'S GREATEST LUXURIES.

- Judith Ripka

$2.0BB+	TOP 5	100,000+
Lifetime Retail Sales	Most Trusted Jewelry Brands	Social Followers

Recent Retail Partnerships/Distribution:

- QVC
- HSN
- Hudson's Bay
- Independent Jewelers
- www.JudithRipka.com

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HALSTON BRANDS



ROY HALSTON FROWICK



CAMERON SILVER

Fashion Director - Halston





YOU ARE ONLY AS GOOD AS THE PEOPLE YOU DRESS.

- Roy Halston Frowick

$2.0BB+

Lifetime Retail Sales

Iconic American Fashion Brand

225,000+

Social Followers

Recent Retail Partnerships:

- QVC
- Nieman Marcus
- Saks 5th Avenue
- Bloomingdales
- Nordstrom
- Lord & Taylor
- Hudson's Bay
- Dillard's

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C WONDER BRANDS



C. WONDER IS…

where classic gets a fresh spin
where luxury is guilt-free and
where everything great happens all at once.
C. Wonder reveals through discovery, the spontaneous, fun, and indulgent side of our customer, and promises that with each experience, she gets closer to her best self.

2011
Founded

253,000+
Social Followers

Recent Retail Partnerships/Distribution:

- QVC.com
- VIP.com
- Macy's
- Sam's Club, Costco
- Off-Price Retailers (TJ Max, Marshall's, Burlington)

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H I G H L I N E C O L L E C T I V E B R A N D S Created for Millennials, Highline Collective is an accessible women’s and men’s trend-right, fast-to- market apparel and accessories brand that delivers new styles weekly. This collection is everything you want, now! Recent Retail Partnerships: • Lord & Taylor • Hudson’s Bay 20

PLATFORM 21

WHAT WE DO 22

FAST-TO-MARKET VERTICAL PLATFORM Xcel has developed a fast-to-market, technology driven “vertical” design and sourcing platform for its retail partners, designed to create clear advantages over other retail competition, including the ability to: • Disintermediate the traditional wholesaler by connecting the retailers directly to the factory. • Implement a fast-to-market vertical retail platform. • Replicate and improve on existing fast-to-market models. • Improve full-price selling/margins via proprietary brands, design, and fast-to-market production. • Create an intelligent, dynamic assortment that includes short-lead time for best-seller reorders and for new fashion updates. • Increase customer engagement and traffic through weekly flows of product. • Reduce margin compression through exclusive brands. • Develop intelligent, trend-right products, based upon an integrated technology platform including consumer insight testing, trend analytics, data science, 3D design, and AI. 23

INTEGRATED TECHNOLOGY PLATFORM Xcel’s strong free cash flow and low leverage enables it to invest in infrastructure and technology to drive future growth. Since 2016, Xcel has made substantial investments into the following integrated technologies: • Trend Analytics • Consumer Insight Testing • Data Analytics • 3D Design • PLM/SCM/ERP Systems Additionally, we are focused on the following technologies to further our capabilities and position Xcel as a leading solution provider for our retail partners: • Artificial Intelligence • Machine Learning • RFID Advancements • Blockchain Technology 24

FINANCIAL OVERVIEW 25

REVENUE MODEL • Xcel’s business model disintermediates the traditional wholesale vendor model • Xcel generates revenues through the following sources: - Royalties - Wholesale Sales - Margin Participation - Marketing and other fees - Design & Sourcing Fees • By partnering with retailers and suppliers through its vertical model, Xcel minimizes working capital requirements and inventory risk • This model generates strong free cash flows which, coupled with conservative leverage, enables Xcel to generate strong returns while investing in future growth 26

RETAIL SALES 18.4% CAGR RETAIL SALES(2) $450.0MM $440MM $420MM $420MM $400MM $380MM $212MM $142MM $114MM 2011 2012 2013 2014 2015 2016 2017 2018 (pro-forma) ▪ EST. SALES $114MM $142MM $212MM $380MM $400MM $420MM $420MM $440MM AT RETAIL(1) (1) Estimated sales at retail based on royalty reports, with retail sales estimated based on wholesale sales where applicable. Retail Sales do not represent Revenues to the Company. The amounts presented supersede previously reported data. (2) Based on growth in estimated sales at retail from 2011 through 2018. 27

REVENUE & EBITDA 19% CAGR Revenues (3) $450.0MM $450.0MM $1.350B $35.5MM $37.0MM $32.7MM $27.7MM $31.7MM $420MM $32.6MM $20.7MM $12.7MM $13.4MM $7.0MM $9.3MM $8.5MM $8.0MM $8.4MM $8.3MM $4.5MM $4.2MM 2012 2013 2014 2015 2016 2017 2018 TTM Xcel Brands Revenue $12.7MM $13.4MM $20.7MM $27.7MM $32.7MM $31.7MM $35.5MM $37.0MM Xcel Brands Adjusted EBITDA (1) $4.5MM $4.2MM $7.0MM $9.3MM $8.5MM $8.0MM $8.4MM $8.3MM (1) Adjusted EBITDA is a non-GAAP unaudited term. For the definition of Adjusted EBITDA and a reconciliation to net income (loss), see the Company's annual form 10-K. (2) TTM is for the twelve month period April 1, 2018 through March 31, 2019. (3) Based on growth in Net Revenue from 2012 through 2018. 28

STRONG BALANCE SHEET As of March 31, 2019, Xcel had $6.8MM of cash against $22MM of Term Debt (excluding contingent obligations payable in equity), which resulted in Net Debt(2) of $15.2MM. • Compared with Adjusted EBITDA of $8.3MM for the trailing twelve months ended March, 2019(4), this resulted in Leverage of approximately 1.8X. $450.0MM $1.350B $420MM $32.6MM $6.8MM 1.8x Leverage(3) $0.0MM $22MM $15.2MM $8.3MM Term Debt (1) Cash & Cash Equiv. Net Debt (2) Adj. EBITDA (4) (1) Term Debt as of 3/31/2019 is based on Senior Debt with Bank Hapoalim and excludes Contingent Obligations based upon achieving certain revenue targets as disclosed in the Company's latest financial filings, payable in cash or stock at the Company's option. (2) Net Debt is calculated as Term Debt less Cash and Cash Equivalents as of 3/31/2019. Cash excludes restricted cash of $1.1MM. (3) Based upon Net Debt divided by Adjusted EBITDA of approximately $8.3MM for the twelve month period April 1, 2018 through March 31, 2019. (4) Adjusted EBITDA is a non-GAAP unaudited term. For the definition of Adjusted EBITDA and a reconciliation to net income (loss), see Exhibit A. Adjusted EBITDA presented is for the twelve month periods ended December 31, 2012-2018, and the twelve month period April 1, 2018 through March 31, 2019. 29

GROWTH 30

ORGANIC GROWTH DRIVERS ▪ Further expansion of IMNYC, H Halston, ▪ Additional categories launched on QVC and Highline Collective within better including athleisure, home, and retailers across the US premium denim planned for 2019 ▪ Continued growth of our Direct-Response ▪ Additional categories added to Television Brands department stores including Footwear, Growth of Handbags, and Mens ▪ Leverage Fast-to-Market vertical Category platform for private label production Existing ▪ New categories in development across Expansion all channels of distribution Businesses Channel ▪ Launched Isaac Mizrahi and Halston on Geographic certain of QVC’s international affiliates Growth Expansion and Isaac Mizrahi at The Shopping ▪ E-commerce and social commerce / direct- Channel (Canada) and Cjo (Korea) to-consumer opportunities ▪ Currently in discussion for distribution ▪ Fast fashion multi-brand direct-to- deals in Europe and Mexico consumer platform ▪ Exploring additional partnerships in ▪ Sesame Street and New Balance Europe, Asia, South America, and partnerships launched in Fall 2019 Middle East 31

ACQUISITIONS In February 2019, we completed the acquisition of the Halston trademarks including the Halston and Halston Heritage brands, which consolidates control of the Halston brands under Xcel. The purchase price was approximately $9.3MM at closing(1), paid through a combination of $8.3MM in cash and $1MM in common stock, and with an earn-out of up to $6MM based on performance of the brand in the three years following the closing. Xcel is seeking to acquire and/or enter into ventures with brands and businesses that are Strategic, Synergistic, and Accretive to our existing business and shareholders. Our goal is to leverage the technology, operational expertise, and infrastructure that we’ve built in order to create value and generate strong returns for our stakeholders. DECEMBER 2014 DECEMBER 2015 SEPTEMBER 2011 APRIL 2014 JUNE 2015 JANUARY 2019 (Developed Brand) (1) Purchase price excludes transaction fees and expenses. 32

KEY DRIVERS FOR 2019-2020 • Continued growth of existing QVC and Department Store Businesses • Launch and growth of key ancillary categories (denim, footwear, handbags, mens) • Private Label production through Fast-to-Market Platform • Selectively leverage Fast-to-Market Platform across new brands and retailers • International expansion through licensees and distributors • Launch Direct-To-Consumer e-commerce platforms for apparel brands • Complete 1-2 strategic acquisitions to further leverage our operating platform and technology infrastructure 33

SUMMARY 34

SUMMARY • Xcel develops innovative solutions to address the changes in our industry. We give our customers what they want, when they want it, at a price they can confirm as fair. • Dynamic, iconic brands engage customers through media and Ubiquitous-Channel distribution. • Xcel provides 360˚ of retail support: design, sourcing, marketing and technology. Our platform is highly scalable. • Proven track record of growth in revenues, EBITDA and net income, and a strong and stable balance sheet. • Well-positioned to continue to grow through organic growth of existing brands, and acquisitions and development of new brands. WWW.XCELBRANDS.COM 35

WWW.XCELBRANDS.COM NASDAQ: XELB

EXHIBIT A

Reconciliation of Adjusted EBITDA
(Unaudited)

(amounts in millions)	2012	2013	2014	2015	2016	2017	2018	TTM 3/31/2019
	For the Year Ended December 31,							
Net income (loss)	$ 4.28	$ 1.53	$ (1.03)	$ 2.57	$ 2.74	$ (10.12)	$ 1.09	$ 0.72
Depreciation and amortization	0.86	0.87	0.94	1.38	1.56	1.56	1.78	2.32
Interest and finance expense	2.18	1.73	1.49	1.80	1.85	1.35	1.01	1.01
Income tax (benefit) provision	(0.77)	(1.32)	(0.01)	0.16	0.32	(0.45)	1.83	1.48
State and local franchise taxes	0.05	0.14	0.01	0.11	0.10	0.11	0.11	0.11
Stock-based compensation	4.62	4.81	5.15	4.64	4.73	3.18	1.79	1.63
Loss on extinguishment of debt	(0.42)	1.35	-	1.37	-	-	-	0.19
Gain on reduction of contingent obligations	(6.30)	(5.12)	(0.60)	(3.00)	(3.41)	-	-	-
Goodwill impairment	-	-	-	-	-	12.37	-	-
Non-recurring facility exit charges	-	-	-	-	0.67	-	0.80	0.80
(Income) loss from discontinued operations, r	-	0.16	1.08	0.27	(0.03)	-	-	-
Adjusted EBITDA	$ 4.50	$ 4.15	$ 7.02	$ 9.30	$ 8.52	$ 8.00	$ 8.41	$ 8.26

Our December 31, 2018 audited consolidated financial statements are contained in Form 10-K filed with the Securities and Exchange Commission on April 1, 2019.

Adjusted EBITDA is a non-GAAP unaudited measure, which we define as net income before stock-based compensation, interest and finance expense, loss on extinguishment of debt, gain on the reduction of contingent obligations, income taxes, other state and local franchise taxes, depreciation and amortization, goodwill impairment, non-recurring facility exit charges, and net income or loss from discontinued operations.

Management uses non-GAAP net income, non-GAAP diluted EPS, and Adjusted EBITDA as measures of operating performance to assist in comparing performance from period to period on a consistent basis and to identify business trends relating to our results of operations. Management believes non-GAAP net income, non-GAAP diluted EPS, and Adjusted EBITDA are also useful because they provide supplemental information to assist investors in evaluating our financial results. Non-GAAP net income, non-GAAP diluted EPS, and Adjusted EBITDA should not be considered in isolation or as alternatives to net income, earnings per share, or any other measure of financial performance calculated and presented in accordance with GAAP. Given that non-GAAP net income, non-GAAP diluted EPS, and Adjusted EBITDA are financial measures not deemed to be in accordance with GAAP and are susceptible to varying calculations, our non-GAAP net income, non-GAAP diluted EPS, and Adjusted EBITDA may not be comparable to similarly titled measures of other companies, including companies in our industry, because other companies may calculate non-GAAP net income, non-GAAP diluted EPS, and Adjusted EBITDA in a different manner than we calculate these measures. In evaluating non-GAAP net income, non-GAAP diluted EPS, and Adjusted EBITDA, you should be aware that in the future we may or may not incur expenses similar to some of the adjustments in this document. Our presentation of non-GAAP net income, non-GAAP diluted EPS, and Adjusted EBITDA does not imply that our future results will be unaffected by these expenses or any unusual or non-recurring items. When evaluating our performance, you should consider non-GAAP net income, non-GAAP diluted EPS, and Adjusted EBITDA alongside other financial performance measures, including our net income and other GAAP results, and not rely on any single financial measure.

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